SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20579

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) - November 12, 1996

                         AES China Generating Co. Ltd.

             (Exact name of registrant as specified in its charter)

        Bermuda                 0-23148                 98-0152612
    (State or other           (Commission              (IRS Employer
    jurisdiction of           File Number)            Identification No.)

    3/F(W), Golden Bridge Plaza
    No. 1(A) Jianguomenwai Avenue
    Beijing, 100020
    Peoples Republic of China                                N/A
    (Address of principal executive offices)               (Zip Code)

    Registrant's telephone number, including area code: (8610) 6508-9619



    ITEM 5.   OTHER EVENTS

         On November 12, 1996, the Registrant entered into an Agreement and Plan of Amalgamation, dated as of November 12, 1996, between The AES Corporation ("AES") and the Registrant (the "Amalgamation Agreement"). Pursuant to the Amalgamation Agreement, a wholly-owned subsidiary of AES will amalgamate with the Registrant (the "Amalgamation") and following the Amalgamation the Registrant shall become a wholly owned subsidiary of AES. In the Amalgamation, shareholders of the Registrant will receive shares of AES common stock at an exchange rate of .29 shares of AES common stock for each share of Registrant common stock within an AES share price range of $45 to $50. If AES common stock trades above $50 per share, the exchange ratio will be adjusted such that each shareholder of the Registrant will receive shares of AES common stock valued at $14.50 per Registrant share. If AES common stock trades below $45 per share, the exchange ratio will be adjusted such that each shareholder of the Registrant will receive shares of AES common stock valued at $13.05 per Registrant share. For purposes of determining the exchange ratio, the price of AES common stock shall be calculated as an average closing price over 15 trading days leading up to the Amalgamation. If the exchange ratio is adjusted to be greater than .31, AES is not required to consummate the transaction. If the exchange ratio is adjusted to be less than .28, the Registrant is not required to consummate the transaction.

         The Amalgamation remains subject to various conditions, including the approval of the Class A shareholders of the Registrant.

         The foregoing is qualified in its entirety by reference to the Amalgamation Agreement and the Registrant's press release dated November 12, 1996, copies of which are attached as exhibits hereto and which are hereby incorporated by reference herein.


    ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS

    (2)(a) Agreement and Plan of Amalgamation, dated as of November 12, 1996, between The AES Corporation and the Registrant

    (20) Press Release dated November 12, 1996 (incorporated by reference from Exhibit 20.4 to the Current Report on Form 8-K of The AES Corporation filed with the Securities and Exchange Commission on November 13, 1996).



                                  SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   AES CHINA GENERATING CO. LTD.

    Date: November 13, 1996        By:  /s/ Jeffery A. Safford
                                        ----------------------------
                                   Name:  Jeffery A. Safford
                                   Title: Vice President and
                                            Chief Financial Officer






                                 EXHIBIT INDEX

                                                  Sequentially
     Exhibit   Description                        Numbered Page
     -------   -----------                        -------------

     (2)(a)    Agreement and Plan of
               Amalgamation, dated as of
               November 12, 1996, between The
               AES Corporation and the
               Registrant

     (20)      Press Release (incorporated by
               reference from Exhibit 20.4 to
               the Current Report on Form 8-K
               of The AES Corporation filed
               with the Securities and
               Exchange Commission on
               November 13, 1996)